Tidal Trust II 485BPOS

Exhibit 99.(h)(vi)(29)

THIRTIETH AMENDMENT TO THE

TIDAL TRUST II

TRANSFER AGENT SERVICING AGREEMENT

THIS THIRTIETH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the Transfer Agent Servicing Agreement (the “Agreement”) dated as of July 7, 2022, as amended, is entered into by and between TIDAL TRUST II, a Delaware statutory trust (the “Trust”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“Fund Services”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to:

Reflect the following name changes:

●	YieldMax® AI Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ AI Option Income ETF)
●	YieldMax® AMD Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ AMD Option Income ETF)
●	YieldMax® AMZN Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ AMZN Option Income ETF)
●	YieldMax® COIN Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ COIN Option Income ETF)
●	YieldMax® MARA Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ MARA Option Income ETF)
●	YieldMax® MSTR Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ MSTR Option Income ETF)
●	YieldMax® NVDA Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ NVDA Option Income ETF)
●	YieldMax® PLTR Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ PLTR Option Income ETF)
●	YieldMax® SMCI Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ SMCI Option Income ETF)
●	YieldMax® TSLA Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ TSLA Option Income ETF)
●	YieldMax™ Bitcoin Performance and Distribution Target 25 ETF (f/k/a YieldMax™ Target 25™ Bitcoin Option Income ETF)

Add the following funds:

●	Defiance Daily Target 2X Long AEO ETF
●	Defiance Daily Target 2X Long ALAB ETF
●	Defiance Daily Target 2X Long APLD ETF
●	Defiance Daily Target 2X Long AVAV ETF

●	Defiance Daily Target 2X Long BLSH ETF
●	Defiance Daily Target 2X Long DASH ETF
●	Defiance Daily Target 2X Long ET ETF
●	Defiance Daily Target 2X Long FIG ETF
●	Defiance Daily Target 2X Long IREN ETF
●	Defiance Daily Target 2X Long JOBY ETF
●	Defiance Daily Target 2X Long KTOS ETF
●	Defiance Daily Target 2X Long LMND ETF
●	Defiance Daily Target 2X Long MP ETF
●	Defiance Daily Target 2X Long MRNA ETF
●	Defiance Daily Target 2X Long NBIS ETF
●	Defiance Daily Target 2X Long NVTS ETF
●	Defiance Daily Target 2X Long OSCR ETF
●	Defiance Daily Target 2X Long PONY ETF
●	Defiance Daily Target 2X Long QS ETF
●	Defiance Daily Target 2X Long RBRK ETF
●	Defiance Daily Target 2X Long RCAT ETF
●	Defiance Daily Target 2X Long ZETA ETF
●	Defiance SCHD Target 10 Income ETF

WHEREAS, Section 13 of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Thirtieth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II		U.S. BANCORP FUND SERVICES, LLC

By:	/s/Eric Falkeis	By:	/s/Gregory Farley

Name:	Eric Falkeis	Name:	Gregory Farley

Title:	Principal Executive Officer	Title:	Sr. Vice President

Date:	September 17, 2025	Date:	September 19, 2025

Exhibit A to the

Transfer Agent Servicing Agreement

Separate Series of Tidal Trust II

Name of Series:

Blueprint Chesapeake Multi-Asset Trend ETF

Cambria Chesapeake Pure Trend ETF

Carbon Collective Climate Solutions U.S. Equity ETF

Carbon Collective Short Duration Green Bond ETF

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

Clockwise Core Equity & Innovation ETF

CoreValues Alpha Greater China Growth ETF

Defiance 2X Daily Long Pure Quantum ETF

Defiance AI & Power Infrastructure ETF

Defiance Daily Target 2X Long AEO ETF

Defiance Daily Target 2X Long ALAB ETF

Defiance Daily Target 2X Long AMAT ETF

Defiance Daily Target 2X Long ANET ETF

Defiance Daily Target 2X Long APLD ETF

Defiance Daily Target 2X Long ARM ETF

Defiance Daily Target 2X Long AVAV ETF

Defiance Daily Target 2X Long AVGO ETF

Defiance Daily Target 2X Long BLSH ETF

Defiance Daily Target 2X Long China Dragons ETF

Defiance Daily Target 2X Long Copper ETF

Defiance Daily Target 2X Long CVNA ETF

Defiance Daily Target 2X Long DASH ETF

Defiance Daily Target 2X Long DJT ETF

Defiance Daily Target 2X Long DKNG ETF

Defiance Daily Target 2X Long ET ETF

Defiance Daily Target 2X Long FIG ETF

Defiance Daily Target 2X Long FSLR ETF

Defiance Daily Target 2X Long GOLD ETF

Defiance Daily Target 2X Long HIMS ETF

Defiance Daily Target 2X Long HOOD ETF

Defiance Daily Target 2X Long IONQ ETF

Defiance Daily Target 2X Long IREN ETF

Defiance Daily Target 2X Long JOBY ETF

Defiance Daily Target 2X Long JPM ETF

Defiance Daily Target 2X Long KTOS ETF

Defiance Daily Target 2X Long LLY ETF

Defiance Daily Target 2X Long LMND ETF

Defiance Daily Target 2X Long MP ETF

Defiance Daily Target 2X Long MRNA ETF

Defiance Daily Target 2X Long MRVL ETF

Defiance Daily Target 2X Long MSTR ETF

Defiance Daily Target 2X Long NBIS ETF

Defiance Daily Target 2X Long NVO ETF

Defiance Daily Target 2X Long NVTS ETF

Defiance Daily Target 2X Long OKLO ETF

Defiance Daily Target 2X Long ORCL ETF

Defiance Daily Target 2X Long OSCR ETF

Defiance Daily Target 2X Long PENN ETF

Defiance Daily Target 2X Long PM ETF

Defiance Daily Target 2X Long PONY ETF

Defiance Daily Target 2X Long QBTS ETF

Defiance Daily Target 2X Long QS ETF

Defiance Daily Target 2X Long RBRK ETF

Defiance Daily Target 2X Long RCAT ETF

Defiance Daily Target 2X Long RDDT ETF

Defiance Daily Target 2X Long RGTI ETF

Defiance Daily Target 2X Long RIOT ETF

Defiance Daily Target 2X Long RKLB ETF

Defiance Daily Target 2X Long SMCI ETF

Defiance Daily Target 2X Long SOFI ETF

Defiance Daily Target 2X Long Solar ETF

Defiance Daily Target 2X Long SOUN ETF

Defiance Daily Target 2X Long UBER ETF

Defiance Daily Target 2X Long VST ETF

Defiance Daily Target 2X Long ZETA ETF

Defiance Daily Target 2X Short CVNA ETF

Defiance Daily Target 2X Short IONQ ETF

Defiance Daily Target 2X Short LLY ETF

Defiance Daily Target 2X Short MSTR ETF

Defiance Daily Target 2X Short PLTR ETF

Defiance Daily Target 2X Short QBTS ETF

Defiance Daily Target 2X Short RGTI ETF

Defiance Daily Target 2X Short RIOT ETF

Defiance Daily Target 2X Short RKLB ETF

Defiance Daily Target 2X Short SMCI ETF

Defiance Developed Markets Enhanced Options Income ETF

Defiance Emerging Markets Enhanced Options Income ETF

Defiance Enhanced Long Vol ETF

Defiance Enhanced Short Vol ETF

Defiance Gold Enhanced Options Income ETF

Defiance Hot Sauce Daily 3X Strategy ETF

Defiance Large Cap ex-Mag 7 ETF

Defiance Leveraged Long + Income AAPL ETF

Defiance Leveraged Long + Income AMD ETF

Defiance Leveraged Long + Income AMZN ETF

Defiance Leveraged Long + Income BRK.B ETF

Defiance Leveraged Long + Income COIN ETF

Defiance Leveraged Long + Income GOOG ETF

Defiance Leveraged Long + Income HIMS ETF

Defiance Leveraged Long + Income HOOD ETF

Defiance Leveraged Long + Income META ETF

Defiance Leveraged Long + Income MSTR ETF

Defiance Leveraged Long + Income NFLX ETF

Defiance Leveraged Long + Income NVDA ETF

Defiance Leveraged Long + Income PLTR ETF

Defiance Leveraged Long + Income SMCI ETF

Defiance Leveraged Long + Income TSLA ETF

Defiance Leveraged Long + Income Bitcoin ETF

Defiance Leveraged Long + Income Ethereum ETF

Defiance Leveraged Long + Income Magnificent Seven ETF

Defiance Leveraged Long + Income Nasdaq 100 ETF

Defiance Leveraged Long + Income S&P 500 ETF

Defiance Leveraged Long + Income CRCL ETF

Defiance Leveraged Long + Income CRWV ETF

Defiance Leveraged Long + Income GLXY ETF

Defiance Leveraged Long MSTR ETF

Defiance MAGA Seven ETF

Defiance Nasdaq 100 Double Short Hedged ETF

Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF

Defiance Nasdaq 100 Income Target ETF

Defiance Nasdaq 100 LightningSpread™ Income ETF

Defiance Oil Enhanced Options Income ETF

Defiance R2000 Enhanced Options & 0DTE Income ETF

Defiance R2000 Income Target ETF

Defiance Russell 2000 LightningSpread™ Income ETF

Defiance SCHD Target 10 Income ETF

Defiance S&P 500 Enhanced Options & 0DTE Income ETF

Defiance S&P 500 Income Target ETF

Defiance S&P 500 LightningSpread™ Income ETF

Defiance Silver Enhanced Options Income ETF

Defiance Treasury Alternative Yield ETF

Defiance Treasury Enhanced Options Income ETF

Defiance Trillion Dollar Club Index ETF

Defiance Vol Carry Hedged ETF

DGA Absolute Return ETF

Even Herd Long Short ETF

Grizzle Growth ETF

Hilton Small-MidCap Opportunity ETF

Hilton Capital BDC Bond Index ETF

iREIT® - MarketVector Quality REIT Index ETF

LevMax™ AMZN [Monthly 3x1] ETF

LevMax™ Bitcoin [Monthly 3x1] ETF

LevMax™ BRK-B [Monthly 3x1] ETF

LevMax™ COIN [Monthly 3x1] ETF

LevMax™ HOOD [Monthly 3x1] ETF

LevMax™ MSFT [Monthly 3x1] ETF

LevMax™ MSTR [Monthly 3x1] ETF

LevMax™ NVDA [Monthly 3x1] ETF

LevMax™ PLTR [Monthly 3x1] ETF

LevMax™ RDDT [Monthly 3x1] ETF

LevMax™ SMCI [Monthly 3x1] ETF

LevMax™ TSLA [Monthly 3x1] ETF

Nicholas Fixed Income Alternative ETF

Nicholas Global Equity and Income ETF

Nicholas Crypto Income ETF

Peerless Option Income Wheel ETF

Pinnacle Focused Opportunities ETF

Quantify Absolute Income ETF

STKD Bitcoin & Gold ETF

STKd 100% COIN & 100% NVDA ETF

STKd 100% NVDA & 100% MSTR ETF

STKd 100% MSTR & 100% COIN ETF

STKd 100% COIN & 100% HOOD ETF

STKd 100% NVDA & 100% AMD ETF

STKd 100% TSLA & 100% MSTR ETF

STKd 100% TSLA & 100% NVDA ETF

STKd 100% SMCI & 100% NVDA ETF

STKd 100% UBER & 100% TSLA ETF

STKd 100% META & 100% AMZN ETF

Return Stacked® Bonds & Futures Yield ETF

Return Stacked® U.S. Stocks & Futures Yield ETF

Return Stacked® Bonds & Managed Futures ETF

Return Stacked® Global Stocks & Bonds ETF

Return Stacked® U.S. Stocks & Managed Futures ETF

Return Stacked® Bonds & Merger Arbitrage ETF

Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

Roundhill Generative AI & Technology ETF

Tactical Advantage ETF

YieldMax® AAPL Option Income Strategy ETF

YieldMax® Short AAPL Option Income Strategy ETF

YieldMax® ABNB Option Income Strategy ETF

YieldMax® ADBE Option Income Strategy ETF

YieldMax® AI Option Income Strategy ETF

YieldMax® AMD Option Income Strategy ETF

YieldMax® AMZN Option Income Strategy ETF

YieldMax® BA Option Income Strategy ETF

YieldMax® BIIB Option Income Strategy ETF

YieldMax® Bitcoin Option Income Strategy ETF

YieldMax® BRK.B Option Income Strategy ETF

YieldMax® COIN Option Income Strategy ETF

YieldMax® Short COIN Option Income Strategy ETF

YieldMax® DIS Option Income Strategy ETF

YieldMax® Gold Miners Option Income Strategy ETF

YieldMax® GOOGL Option Income Strategy ETF

YieldMax® Innovation Option Income Strategy ETF

YieldMax® Short Innovation Option Income Strategy ETF

YieldMax® INTC Option Income Strategy ETF

YieldMax® JPM Option Income Strategy ETF

YieldMax® KWEB Option Income Strategy ETF

YieldMax® META Option Income Strategy ETF

YieldMax® MRNA Option Income Strategy ETF

YieldMax® MSFT Option Income Strategy ETF

YieldMax® Short N100 Option Income Strategy ETF

YieldMax® NFLX Option Income Strategy ETF

YieldMax® NKE Option Income Strategy ETF

YieldMax® NVDA Option Income Strategy ETF

YieldMax® Short NVDA Option Income Strategy ETF

YieldMax® ORCL Option Income Strategy ETF

YieldMax® PYPL Option Income Strategy ETF

YieldMax® ROKU Option Income Strategy ETF

YieldMax® SNOW Option Income Strategy ETF

YieldMax® XYZ Option Income Strategy ETF

YieldMax® TGT Option Income Strategy ETF

YieldMax® TLT Option Income Strategy ETF

YieldMax® TSLA Option Income Strategy ETF

YieldMax® Short TSLA Option Income Strategy ETF

YieldMax® XBI Option Income Strategy ETF

YieldMax® XOM Option Income Strategy ETF

YieldMax® ZM Option Income Strategy ETF

YieldMax® MSTR Option Income Strategy ETF

YieldMax® Ultra Option Income Strategy ETF

YieldMax® Magnificent 7 Fund of Option Income ETFs

YieldMax® Universe Fund of Option Income ETFs

YieldMax® BABA Option Income Strategy ETF

YieldMax® CVNA Option Income Strategy ETF

YieldMax® DKNG Option Income Strategy ETF

YieldMax® HOOD Option Income Strategy ETF

YieldMax® JD Option Income Strategy ETF

YieldMax® MARA Option Income Strategy ETF

YieldMax® PDD Option Income Strategy ETF

YieldMax® PLTR Option Income Strategy ETF

YieldMax® RBLX Option Income Strategy ETF

YieldMax® SHOP Option Income Strategy ETF

YieldMax® SMCI Option Income Strategy ETF

YieldMax® TSM Option Income Strategy ETF

YieldMax® Ether Option Income Strategy ETF

YieldMax® Target 12™ Semiconductor Option Income ETF

YieldMax® Target 12™ Biotech & Pharma Option Income ETF

YieldMax® Target 12™ Energy Option Income ETF

YieldMax® Target 12™ Real Estate Option Income ETF

YieldMax® Target 12™ Tech & Innovation Option Income ETF

YieldMax® Target 12™ Big 50 Option Income ETF

YieldMax™ Bitcoin Performance and Distribution Target 25 ETF

YieldMax® Dorsey Wright Hybrid 5 Income ETF

YieldMax® Dorsey Wright Featured Income ETF

YieldMax® AI & Tech Portfolio Option Income ETF

YieldMax® Crypto Industry & Tech Portfolio Option Income ETF

YieldMax® China Portfolio Option Income ETF

YieldMax® Semiconductor Portfolio Option Income ETF

YieldMax® Biotech & Pharma Portfolio Option Income ETF

YieldMax® Ultra Short Option Income Strategy ETF

YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF

YieldMax® R2000 0DTE Covered Call Strategy ETF

YieldMax® S&P 500 0DTE Covered Call Strategy ETF

YieldMax® MSTR Short Option Income Strategy ETF

YieldMax® AMD Short Option Income Strategy ETF

YieldMax® AMZN Short Option Income Strategy ETF

YieldMax® MARA Short Option Income Strategy ETF

YieldMax® Bitcoin Short Option Income Strategy ETF

YieldMax® META Short Option Income Strategy ETF

YieldMax® SMCI Short Option Income Strategy ETF

YieldMax® AI Performance and Distribution Target 25 ETF

YieldMax® AMD Performance and Distribution Target 25 ETF

YieldMax® AMZN Performance and Distribution Target 25 ETF

YieldMax® COIN Performance and Distribution Target 25 ETF

YieldMax® MARA Performance and Distribution Target 25 ETF

YieldMax® MSTR Performance and Distribution Target 25 ETF

YieldMax® NVDA Performance and Distribution Target 25 ETF

YieldMax® PLTR Performance and Distribution Target 25 ETF

YieldMax® SMCI Performance and Distribution Target 25 ETF

YieldMax® TSLA Performance and Distribution Target 25 ETF

YieldMax® AFRM Option Income Strategy ETF

YieldMax® APP Option Income Strategy ETF

YieldMax® ARM Option Income Strategy ETF

YieldMax® AVGO Option Income Strategy ETF

YieldMax® CRWD Option Income Strategy ETF

YieldMax® GME Option Income Strategy ETF

YieldMax® HIMS Option Income Strategy ETF

YieldMax® IONQ Option Income Strategy ETF

YieldMax® LLY Option Income Strategy ETF

YieldMax® RDDT Option Income Strategy ETF

YieldMax® SPOT Option Income Strategy ETF

YieldMax® UBER Option Income Strategy ETF

YieldMax® GLXY Option Income Strategy ETF

YieldMax® CRWV Option Income Strategy ETF

YieldMax® CRCL Option Income Strategy ETF

YieldMax® SCHD Target Double Distribution ETF